UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  October 13, 2006
                                                           -----------------





                             C&D Technologies, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                1-9389                13-3314599
----------------               ------------------------      --------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                         19422
---------------------------------------                              ----------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (215) 619-2700


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Appointment of New Principal Accounting Officer

     On October 13, 2006, Neil E. Daniels was appointed Vice President, Corporate Controller and Treasurer of C&D Technologies, Inc. (the "Company"). In this role, Mr. Daniels serves as the principal accounting officer of the Company. Mr. Daniels will report directly to Ian J. Harvie, the Company's Vice President and Chief Financial Officer.

     Mr. Daniels has over 16 years of finance experience including Operations, SEC and Internal Reporting, Tax, Internal and External Audit and Sarbanes-Oxley. Prior to joining C&D, Mr. Daniels held various positions with IKON Office Solutions, the most recent being Vice President Operations, Finance. Prior to IKON, Mr. Daniels was employed as Assistant Global Controller with Quaker Chemical Corporation.

     Prior to Mr. Daniels' appointment, Robert T. Marley served as Vice President, Treasurer of the Company. Mr. Marley resigned from the Company, effective October 13, 2006, to pursue other interests.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is filed herewith:

     Exhibit No.                          Description

        99.1          Press release issued by C&D Technologies, Inc.
                      (the "Company") dated October 16, 2006.  (Filed herewith.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              C&D TECHNOLOGIES, INC.



                                              By: /s/ Ian J. Harvie
                                              ---------------------------------
                                              Ian J. Harvie
                                              Vice President and
                                              Chief Financial Officer

Date:  October 16 2006

                                  EXHIBIT INDEX

Exhibit
Number                    Description

99.1                Press release dated October 16, 2006, issued by the Company.